Subsequent Events	12 Months Ended
Dec. 31, 2024
Subsequent Events [Abstract]
Subsequent Events
17. SUBSEQUENT EVENTS
In February 2025, the Company entered into a securities purchase agreement pursuant to which the Company issued an aggregate of 3,689,465 shares of common stock, at a price of $50.00 per share to fund investors and $54.14 per share to individual investors that are either an officer or director of the Company, in exchange for aggregate consideration of approximately $185.0 million.